SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): July 14, 2004



                            PROVO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   001-15673                    13-3950283
(State or other jurisdiction of    (Commission                (I.R.S. Employer
       incorporation)              File Number)              Identification No.)



           One Blue Hill Plaza, Pearl River, New York          10965
            (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:     (845) 623-8553

Item 5.  Other Information

     On July 14, 2004, the Company entered into an agreement with certain of its noteholders whereby the noteholders agreed, subject to certain pre-conditions, to release their security interest in certain assets of the Company. The full text of the agreement is set forth as an Exhibit to this Form 8K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)  Not Applicable

(c) Exhibits.

10.51 Addendum dated July 14, 2004 between Provo International Inc. and Alpha
               Capital Aktiengesellschaft, Stonestreet Limited Partnership, Congregation Mishkan Sholom Incorporated and Lucrative Investments.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PROVO INTERNATIONAL, INC.
                                         (Registrant)

Dated: July 21, 2004                     By: /s/ Ventura Martinez del Rio, Sr.
                                             -----------------------------------
                                             Chairman of the Board